Exhibit 10.2

TERM PROMISSORY NOTE

$31,150,000.00	May 12, 2021 (“Effective Date”)

Promise to Pay. On or before the Termination Date, the undersigned, UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (“UTI”), and UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA LLC, a Delaware limited liability company (“UTI AZ”, individually and collectively with UTI, hereinafter, the “Borrower”), for value received, hereby promises to pay to the order of FIFTH THIRD BANK, NATIONAL ASSOCIATION, a federally chartered institution (together with its successors and assigns, “Lender”), at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, or such other address as Lender may provide from time to time in accordance with the terms of the Credit Agreement between Lender and Borrower dated as of the Effective Date (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the “Credit Agreement”), the sum of THIRTY-ONE MILLION ONE-HUNDRED-FIFTY THOUSAND AND 00/100 DOLLARS ($31,150,000.00), or so much thereof as is loaned by Lender to Borrower under the Credit Agreement as a Term Loan by Borrower, in lawful money of the United States, plus interest as provided in the Credit Agreement. The outstanding balance of this Term Promissory Note (this “Note”) shall appear on supplemental bank records of Lender and is not necessarily the face amount of this Note, which records shall constitute prima facie evidence of the principal amount owing and unpaid on this Note (absent manifest error). Capitalized terms used herein that are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

This Note, and any request by Borrower from time to time for an advance of Term Loan hereunder shall be subject to the terms and conditions of the Credit Agreement. This Note is entitled to the benefits and security of the Credit Agreement, including acceleration upon the terms provided therein, and of the other Loan Documents. This Note is secured by, among other things, that certain Deed of Trust and Security Agreement and that certain Assignment of Rents and Leases each of even date herewith encumbering the Property by Borrower for the benefit of Lender.

Principal amounts outstanding under this Note shall bear interest commencing on the Effective Date at the rate per annum set forth in the Credit Agreement. Interest that accrues under this Note shall be payable to Lender on the first day of each month as further set forth in the Credit Agreement. Notwithstanding the foregoing, the entire unpaid balance of the Term Loan and the Note, plus all accrued and unpaid interest, and any other charges, advances and fees, if any, outstanding under the Term Loan and the Note shall be due and payable in full on the earlier of the Termination Date or upon acceleration of the Indebtedness evidenced by this Note in accordance with the terms of the Credit Agreement, notwithstanding any other inconsistent or contradictory provisions contained in this Note. Amounts borrowed under this Note and repaid or prepaid may not be reborrowed.

All payments received by Lender under this Note shall be applied, first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Lender from the Borrower in accordance with the Credit Agreement, second, to pay interest then due and payable under this Note, and, then, to pay principal under this Note.

Upon the occurrence and during the continuance of any Event of Default, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, and all other Obligations, shall, at Lender’s option, become immediately due and payable, except that if there occurs an Event of Default of the type described in Section 5.1(d), (e) and (h) of the Credit Agreement, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, and all other Obligations shall become automatically and immediately due and payable without notice or demand, which Borrower hereby expressly waives.

Maximum Rate. Without limiting any of the other terms of this Note or any other Loan Document, Borrower hereby agrees to pay an effective rate of interest that is the sum of (a) the interest rate set forth in Section 2.3 of the Credit Agreement and (b) any additional rate of interest resulting from any other charges of interest or in the nature of interest required to be paid in connection with this Note or the Credit Agreement, or any of the other Loan Documents. In no event shall the interest rate provided for hereunder, together with all fees and charges as provided for herein or in any other Loan Document which are treated as interest under applicable law (collectively with interest, the “Charges”), exceed the maximum rate legally chargeable by Lender under applicable law for loans of the type provided for hereunder (the “Maximum Rate”). If, in any month, the Charges, absent such limitation, would have exceeded the Maximum Rate, then the Charges for that month shall be at the Maximum Rate, and, if in future months, such Charges would otherwise be less than the Maximum Rate, then, to the extent permitted by applicable law, such Charges shall remain at the Maximum Rate until such time as the amount of Charges paid hereunder and under the other Loan Documents equals the amount of Charges which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), the total amount of Charges paid or accrued in respect of the Indebtedness evidenced by this Note and the other Obligations is less than the total amount of Charges which would, but for this paragraph, have been paid or accrued if the Charges otherwise set forth in this Note and in the other Loan Documents had at all times been in effect, then Borrower shall, to the extent permitted by applicable law, pay to Lender an amount equal to the difference between: (a) the lesser of: (i) the amount of Charges which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of Charges which would have accrued had such Charges otherwise provided for in this Note and in the other Loan Documents at all times been in effect and (b) the amount of Charges actually paid or accrued in respect of the Indebtedness evidenced by this Note or any of the other Loan Documents. In the event that a court of competent jurisdiction determines that Lender has received any Charges in respect of the Indebtedness evidenced by this Note and the other Loan Documents in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations owed to Lender other than any Charges, in the inverse order of maturity, and, except as otherwise required by applicable law, if there are no Obligations to Lender outstanding, Lender shall refund to Borrower (or to such Person to which Lender is directed by a court of competent jurisdiction) such excess.

Use of Proceeds. Borrower certifies that the proceeds of the Term Loan will be used in accordance with the terms and conditions of the Credit Agreement.

Default Rate. All Obligations shall, after the occurrence and during the continuance of an Event of Default, bear interest at the Default Rate without notice to Borrower; provided that this paragraph shall not be deemed to constitute a waiver of any Event of Default or an agreement by Lender to permit any late payments whatsoever. In no event shall the interest rate accruing under this Note be increased to be in excess of the maximum interest rate permitted by applicable state or federal usury laws then in effect.

Prepayment. Subject to the terms of any Rate Management Agreements in place between Borrower and Lender, Borrower may prepay this Note in whole or in part at any time; provided that if Borrower makes any such prepayment other than on a regularly scheduled payment date, Borrower with such prepayment, shall pay all then accrued interest on the principal amount prepaid up to the date of prepayment (unless less than all of the principal amount of this Note is being prepaid, in which case such interest shall be due and payable on the next scheduled interest payment date). Borrower agrees to pay any and all such amounts if all or any portion of the principal amount of this Note is prepaid, whether voluntarily or by reason of acceleration, including acceleration upon any transfer or conveyance of any right, title or interest in the Real Property) giving Lender the right to accelerate the maturity of this Note. Borrower agrees that Lender’s willingness to offer the Term Loan to Borrower, and to do so based upon the interest rate set forth in Section 2.3 of the Credit Agreement, is sufficient and independent consideration, given individual weight by Lender, for this waiver. Borrower understands that Lender would not offer the interest rate set forth in Section 2.3 of the Credit Agreement to Borrower absent this waiver.

UNIVERSAL TECHNICAL INSTITUTE, INC.

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA LLC

Initial: /s/ TA
Print Name: Troy R. Anderson
Title: Executive Vice President & Chief Financial Officer
Date: Effective Date

Entire Agreement; Construction. Borrower agrees that there are no conditions or understandings which are not expressed in this Note or the other Loan Documents. As used herein, “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary.

Severability. If any provision of this Note is held to be invalid by a court of competent jurisdiction in a final order, the invalid provision will, subject to the provisions of this Note with respect to the Maximum Rate, be deemed severed from this Note and shall not affect any part of the remainder of the provisions of this Note.

Assignment. Borrower agrees not to assign any of Borrower’s rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. Borrower agrees that Lender may assign some or all of its rights and remedies described in this Note in accordance with the Credit Agreement.

Modification; Waiver of Lender. The modification or waiver of Borrower’s obligations or Lender’s rights under this Note must be contained in a writing signed by Lender and Borrower. Lender may perform any of Borrower’s obligations (in accordance with the Loan Documents), or delay or fail to exercise any of Lender’s rights or remedies, without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on another occasion. Except as otherwise specifically set forth in the Loan Documents, Borrower’s obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases (i) any of the obligations belonging to any co-borrower, indorser or guarantor, (ii) any of its rights against any co-borrower, guarantor or indorser, or (iii) any of the Collateral.

Waivers of Borrower. To the extent not prohibited by law or required by the Credit Agreement, demand, presentment, protest and notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, notice of protest and notice of default are hereby waived by Borrower, and any indorser or guarantor hereof. Borrower and all co-makers and accommodation makers of this Note hereby waive all suretyship defenses, including all defenses based upon impairment of collateral and all suretyship defenses described in Section 3-605 of the Uniform Commercial Code (the “UCC”). Such waiver is entered to the fullest extent permitted by Section 3-605 of the UCC. Borrower waives the application of any statute or rule that would direct, or permit Borrower to direct, the order or application of payments made by Borrower or amounts otherwise received by Borrower.

Governing Law; Consent to Jurisdiction. This Note is delivered in, is intended to be performed in, will be controlled, interpreted, construed and enforceable in accordance with and governed by the internal laws of, the State of Arizona, without regard to principles of conflicts of law. Borrower agrees that any state or federal courts in Hamilton County, Ohio or Maricopa County, Arizona shall have non-exclusive jurisdiction over all matters arising out of this Note and consent to the jurisdiction and venue of such courts and waives an argument that such venue and forum is not convenient, WITHOUT LIMITATION ON THE ABILITY OF LENDER, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO THE REPAYMENT AND COLLECTION OF THE OBLIGATIONS AND THE EXERCISE OF ALL OF LENDER’S RIGHTS AGAINST BORROWER WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF BORROWER, INCLUDING DISPOSITIONS OF THE COLLATERAL, and that service of process in any such proceeding shall be effective if delivered to Borrower in accordance with the Credit Agreement. Nothing contained herein shall affect the right of Lender to serve process in any other manner permitted by law.

JURY WAIVER. BORROWER, ANY INDORSER OR GUARANTOR HEREOF, AND LENDER WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER IN CONTRACT, TORT OR OTHERWISE. THIS PROVISION AND THE WAIVER SET FORTH HEREIN ARE MATERIAL INDUCEMENTS TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN AND IN THE LOAN DOCUMENTS.

Fees and Costs. Borrower shall immediately reimburse Lender for all reasonable, actual out-of-pocket fees and costs, including reasonable attorneys’ and experts’ fees and costs, incurred by Lender for: (i) enforcement of this Note or any of its terms, or the exercise of any rights or remedies hereunder and/or at law, in equity or otherwise, whether or not any action or proceeding is filed; (ii) to the extent permitted by applicable law, representation of Lender in any bankruptcy, insolvency, reorganization or other debtor-relief or similar proceeding of or relating to Borrower, any person liable (by guaranty, assumption, endorsement or otherwise) upon any of the obligations of this Note, or to the Collateral; or (iii) representation of Lender in any action or proceeding relating to the Collateral, whether commenced by Lender or any other person, including foreclosure, receivership, lien or stop-notice enforcement, bankruptcy, eminent domain and probate actions or proceedings. All such fees and costs shall bear interest until paid at the Default Rate.

Time Is of the Essence. Time is of the essence with respect to all obligations of Borrower under this Note.

Document Imaging, Electronic Transactions and the UETA. Without notice to or consent of Borrower, Lender may create electronic images of this Note and the other Loan Documents and destroy paper originals of any such imaged documents. Provided that such images are maintained by or on behalf of Lender as part of Lender’s normal business processes, Borrower agrees that such images have the same legal force and effect as the paper originals, and are enforceable against Borrower. Furthermore, Borrower agrees that Lender may convert this Note and any Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, the Uniform Electronic Transactions Act as in effect in the State of Ohio, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time (the “UETA”), with the image of such instrument in Lender’s possession constituting an “authoritative copy” under the UETA.

[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, Borrower has executed this Note by its duly authorized officer as of the Effective Date.

UNIVERSAL TECHNICAL INSTITUTE, INC.

By:	/s/ Troy R. Anderson
Print Name: Troy R. Anderson
Title: Executive Vice President & Chief Financial Officer

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA LLC

By:	/s/ Troy R. Anderson
Print Name: Troy R. Anderson
Title: Executive Vice President & Chief Financial Officer

SIGNATURE PAGE TO

TERM PROMISSORY NOTE